Exhibit 10.3

EXECUTION VERSION

V2500®

GENERAL TERMS OF SALE

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

SPIRIT AIRLINES, INC.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

TABLE OF CONTENTS
1.    Definitions    4
2.    Installed and Spare Engine Purchase Commitments    5
2.1    Agreement to Purchase Aircraft from Airbus    6
2.2    Agreement to Purchase Spare Engines from IAE    6
2.3    Type Approval and Changes in Specification    6
2.4    Inspection and Acceptance    7
2.5    Delivery, Shipping, Title and Risk of Loss or Damage    8
2.6    Price    8
2.7    Payment    8
3.    Spare Parts Provisions    9
3.1    Intent and Term    9
3.2    ATA Standards    11
3.3    Stocking of Spare Parts    11
3.4    Lead Times    11
3.5    Ordering Procedure    11
3.6    Modifications to Spare Parts    12
3.7    Inspection    12
3.8    Delivery and Packing    12
3.9    Prices    13
3.10    Payment    13
3.11    Conflict    14
4.    Warranties, Guarantees and Liabilities    19
5.    Product Support Services    20
6.    Miscellaneous    20
6.1    Delay in Delivery    20
6.2    Patents    20
6.3    *****    22
6.4    Non-Disclosure and Non-Use    22
6.5    Taxes    22
6.6    Amendment    23
6.7    Assignment    23
6.8    Insurance    23
6.9    Exhibits    23
6.10     Headings    23
6.11     Governing Law and Forum    24
6.12     Compliance with All Applicable Laws and Regulations    24
6.13     Notices    24
6.14     Exclusion of Other Provisions and Previous Understandings    25
6.15     Conditions Precedent    25
6.16     Termination Events    26
6.17     Effect of Termination    27
6.18     No Construction Against Drafter    27
6.19     Damages    27

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

Exhibit A Contract Specifications    26
Exhibit A-1 V2524-A5 Turbofan Engine Model Specification    26
Exhibit A-2 V2527-A5 Turbofan Engine Model Specification    26
Exhibit A-3 V2533-A5 Turbofan Engine Model Specification    26
Exhibit B Schedules    27
Exhibit B-1 Aircraft Delivery Schedule    28
Exhibit B-2 Spare Engine Price and Delivery    29
Exhibit B-3 Escalation Formula    30
Exhibit C Product Support Plan    31
Exhibit D Warranties    50
*****
Exhibit E Guarantees    51
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

THIS CONTRACT is made this 1st day of October, 2013, (together with all exhibits, schedules, appendices and side letters thereto, the “New Fleet Contract”),
BETWEEN

IAE INTERNATIONAL AERO ENGINES AG
a joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called “IAE”) and

SPIRIT AIRLINES, INC.	a corporation organized and existing under the laws of Delaware, whose principal place of business is at 2800 Executive Way, Miramar, Florida 33025 (hereinafter called “Spirit”).
WHEREAS:

A.
Spirit has firmly ordered (i) thirty (30) new A320 family aircraft from Airbus all to be powered by IAE V2500-A5 engines and (ii) four (4) new V2500-A5 spare engines from IAE all of which will, subject to Spirit’s rights hereunder, be operated by Spirit (the “New Engine Fleet”);

B.	IAE and Spirit have entered into a V-ServicesSM Fleet Hour Agreement dated October 1, 2013 for the provision of certain off-wing maintenance for the New Engine Fleet (the “New Engine Fleet FHA”);

C.
IAE and Spirit previously entered into the Amended and Restated V2500® General Terms of Sale dated October 1, 2013 for sale and support of certain V2500-powered Airbus A320 family aircraft and V2500 spare engines already in operation with Spirit (the “Existing Fleet GTA”);

D.
IAE and Spirit have also previously entered into an Amended and Restated V-ServicesSM Fleet Hour Agreement dated October 1, 2013 for the provision of certain off-wing maintenance for certain V2500-A5 engines already in operation with Spirit (the “Existing Fleet FHA”); and

E.
IAE and Spirit now wish to agree upon terms whereby IAE will supply to Spirit V2500 engines, modules, spare parts, special tools, ground equipment, and product support services for the support and operation of the New Engine Fleet.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	Definitions
In this New Fleet Contract unless the context otherwise requires:

1.1
“Aircraft” shall mean the thirty (30) new Airbus A320 family aircraft powered by new Engines firmly ordered and being acquired by Spirit from Airbus for delivery as set forth in Exhibit B-1 to this New Fleet Contract, as the same may be amended from time to time in accordance herewith.

1.2	“Airbus” shall mean Airbus SAS, with its principal place of business at 1, Rond Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns.

1.3	“Certification Authority” shall mean the United States Federal Aviation Administration.

1.4	“Change Order” shall have the meaning set forth in Section 2.3.1 hereto.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

1.5	“Engine(s)” shall mean the IAE V2500 aero engine described in the applicable Specification(s).

1.6	“Initial Provisioning” shall mean the establishment by Spirit of an initial stock of Spare Parts, Support Equipment, and Vendor Parts.

1.7	“Initial Provisioning Data” shall mean information supplied by IAE to Spirit for Initial Provisioning purposes.

1.8	“Initial Provisioning Orders” shall mean orders for Spare Parts and Support Equipment for the purpose of Initial Provisioning.

1.9
“Lead Time” shall mean the period specified in the Spare Parts Catalog that represents the minimum time required between acceptance by IAE of an order by Spirit for Spare Parts and commencement of delivery of such Spare Parts.

1.10	“Service Bulletins” shall mean those service bulletins containing advice and instructions issued by IAE to Spirit from time to time in respect of Engines.

1.11	“Spare Engines” shall mean the Firm Spare Engines as defined in Section 2.2.1.

1.12	“Spare Parts” shall mean spare parts for Engines as identified in the Spare Parts Catalog, excluding the items listed in the Specification as being items of supply by Spirit.

1.13	“Spare Parts Catalog” shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts available for purchase from IAE.

1.14	“Specification(s)” shall mean the IAE Engine Specification(s) set forth in Exhibit A to this New Fleet Contract, as the same may be amended, supplemented and/or updated from time to time.

1.15	“Supplies” shall mean V2500 engines (including installed Engines and Spare Engines), Spare Parts, Vendor Parts, and Support Equipment.

1.16
“Support Equipment” shall mean tools, and all equipment (including handling, transportation and ground equipment) to be supplied pursuant to this New Fleet Contract for use with the Aircraft and/or Spare Engines and not for installation on the Aircraft. Support Equipment does not constitute Spare Parts.

1.17	“Vendor Parts” shall mean parts not manufactured by IAE, including accessories, described as “Vendor Parts” in Initial Provisioning Data. Vendor Parts do not constitute Spare Parts.

2.	Installed and Spare Engine Purchase Commitments

2.1	Agreement to Purchase Aircraft from Airbus
Spirit agrees to purchase the Aircraft from Airbus powered by new Engines for delivery according to the schedule set forth in Exhibit B-1 to this New Fleet Contract and agrees with IAE that Spirit will accept delivery of the Aircraft according to the schedule set forth in Exhibit B-1 to this New Fleet Contract, as the same may be amended, supplemented and/or updated from time to time.

2.2	Agreement to Purchase Spare Engines from IAE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

2.2.1
Subject to the terms and conditions of this Agreement, Spirit hereby places a firm order with IAE for the purchase of four (4) new spare Engines (the “Spare Engines”) for delivery according to the schedule set forth in Exhibit B-2 to this New Fleet Contract, as the same may be amended, supplemented and/or updated from time to time.

2.2.2
Except as otherwise set forth in the following paragraph, Spirit shall purchase an Engine storage bag and transportation stand from IAE for delivery with each Spare Engine. The prices for such equipment shall be the then-current price as set forth in the IAE spare parts catalog.

In the event that Spirit elects not to purchase a storage bag and transportation stand from IAE for delivery with any Spare Engine, Spirit shall provide such equipment to IAE at least ***** prior to the scheduled delivery date of the applicable Spare Engine(s). If for any reason Spirit has not delivered such equipment to IAE at least ***** prior to the scheduled delivery date of any applicable Spare Engine, then Spirit shall purchase such equipment from IAE.

2.3	Type Approval and Changes in Specification

2.3.1
Each of the Spare Engines will be manufactured to the standards set forth in the applicable Specification. After the date of this New Fleet Contract, the Spare Engines may be varied from the standards set forth in the Specification and other IAE manufacturing specifications from time to time by written change orders (each a “Change Order”), which shall set forth in detail:

(a)	The changes to be made in the Spare Engines; and

(b)
The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Spare Engines in the airframe, on prices and on dates of delivery of the Spare Engines.

Change Orders shall not be binding on either party until signed by IAE and Spirit but upon being so signed shall constitute amendments to this New Fleet Contract.

2.3.2
IAE may make any changes in the Spare Engines that do not adversely affect the Specification (including but not limited to performance and weight), interchangeability of the Spare Engines in the airframe, prices or dates of delivery of the Spare Engines. In the case of such permitted changes, a Change Order shall not be required or if issued shall not be binding until signed by IAE and Spirit.

2.3.3	At the time of delivery of the Spare Engines there is to be in existence an FAA-issued “Type Approval Certificate” for the Spare Engines in accordance with the provisions of the Specification.

2.3.4
The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this New Fleet Contract (such requirements and interpretations being hereinafter referred to as “Current Rules”). Subject to Section 2.3.2 above, IAE and Spirit agree that they will execute an appropriate Change Order in respect of any change required to the Spare Engines to enable such Spare Engines to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Spare Engines.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

2.3.5	The price of any Change Order is to be paid by IAE in the case of changes required to conform to the Current Rules and by Spirit in any other case.

2.4	Inspection and Acceptance

2.4.1
IAE shall ensure that each Spare Engine delivered to Airlines is new and conforms to the applicable Specification through the maintenance of procedures, systems and records approved by the airworthiness authority. An FAA-issued “Authorized Release Certificate” (FAA Form 8130-3, Airworthiness Approval Tag) or “Certificate of Conformity” (as the case may be) will be issued and signed by personnel authorized for such purposes.

2.4.2
Subject to its rights under Section 2.4.4 below, upon delivery of a Spare Engine pursuant to Section 2.5.1 below for and the issuance of an Authorized Release Certificate or a Certificate of Conformity (as the case may be), Spirit shall be deemed to have accepted the relevant Spare Engine (and Engine storage bag and transportation stand, if purchased from IAE), and that the relevant Spare Engine conforms to the applicable Specification. IAE shall, upon written request from Spirit and subject to the permission of the appropriate governmental authorities, arrange for Spirit’s personnel to have reasonable access to the appropriate premises in order to examine the Spare Engines prior to the issue of conformance documentation and to witness Engine acceptance tests.

2.4.3	Spirit’s acceptance or deemed acceptance will, however, in no way prejudice its warranties and support rights under this New Fleet Contract or the New Fleet FHA.

2.4.4
Notwithstanding the foregoing, upon delivery of a Spare Engine, Spirit shall have the right to inspect (including a borescope inspection) such Engine. In the event that Spirit finds a non-conformance with the requirements set forth herein, Spirit shall report such non-conformance in writing to IAE upon or within ***** of delivery provided that IAE will use reasonable efforts to resolve such non-conformance in a reasonable timeframe to be agreed by the Parties. If Spirit does not report a non-conformance within ***** of delivery, the relevant Spare Engine will be deemed to have been accepted. If IAE is unable to resolve such non-conformance within the agreed reasonable timeframe, then Spirit may reject such Spare Engine.

2.4.5
If Spirit refuses, is unable to accept, or otherwise hinders delivery of any Spare Engine that satisfies the requirements and conditions set forth herein, Spirit shall nevertheless pay or cause IAE to be paid therefore as if, for the purposes of payment only, the Spare Engines had been delivered.

2.4.6	In any of the cases specified in Section 2.4.5 above, Spirit shall also pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Spare Engines.

2.5	Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1
Provided Spirit has made payment in accordance with Section 2.7 below, IAE will deliver each Spare Engine (and Engine storage bag and transportation stand, if purchased from IAE) in accordance with the delivery schedule set out in Exhibit B-2 to this New Fleet Contract. IAE will provide one-way transportation, including risk of loss, for each Spare Engine from IAE’s facilities to Spirit’s main base and deliver the same to Spirit at such location.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

2.5.2	Upon such delivery, title to and risk of loss of or damage to the relevant Spare Engine (and Engine storage bag and transportation stand, if purchased from IAE) shall pass to Spirit.

2.5.3	Spirit will notify IAE at least thirty (30) days before the scheduled time for delivery of each of the Spare Engines of its instructions as to the marking and shipping of each of the Spare Engines.

2.6	Price
The purchase price for each of the Spare Engines shall be the unit base price set forth in Exhibit B-2 to this New Fleet Contract, amended pursuant to Section 2.3 above, if applicable, and escalated in accordance with the escalation formula contained in Exhibit B-3 to this New Fleet Contract. The purchase price for the Engine storage bag and transportation stand, if purchased from IAE, shall be the current IAE price in effect at the time of Spare Engine delivery

2.7	Payment

2.7.1	Spirit will make payment for each Spare Engine (and Engine storage bag and transportation stand, if purchased from IAE) in United States Dollars as follows:

(a)
***** before the scheduled delivery of each of the Spare Engines, Spirit shall pay to IAE a non-refundable (unless the relevant Spare Engine shall not be delivered to Spirit as a result of any breach by IAE of this Agreement) pre-delivery payment of ***** of the Estimated Purchase Price of such Spare Engine; and

(b)
At the time of delivery of each of the Spare Engines, Spirit shall pay to IAE the balance of the net purchase price of such Spare Engine (net of all applicable credits), plus the purchase price of the Engine storage bag and transportation stand, if purchased from IAE.

2.7.2
IAE shall have the right to require Spirit to make additional payments in respect of price changes arising from the provisions of Section 2.3 above on a similar basis to that specified in Section 2.7.1 above.

2.7.3	Spirit shall pay the full amount of payments falling due under this Section 2.7, without any withholding or deduction whatsoever.

2.7.4	All payments under this Section 2.7 shall be made by wire transfer and shall be deposited not later than the due date of payment with:
*****

or such other account in the United States as notified from time to time by IAE.

2.7.5
For the purpose of this Section 2.7 “payment” shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Section 2.7.4 above or as otherwise notified to Spirit in writing by IAE.

2.7.6	If Spirit fails to make any payment pursuant to this Section 2 on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

will (a) be entitled to charge interest on the overdue amount, at the rate equal to the lesser of ***** per annum or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made and (b) have the right (but not the obligation) to suspend work on the manufacture of Spare Engines pending the remedy of such failure and to reschedule the date of delivery of such Spare Engine following the cure of such failure to a new date, using commercially reasonable efforts to reschedule to a new mutually agreeable delivery date. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

2.7.7	For the purpose of this Section 2.7, the “Estimated Purchase Price” of any of the Spare Engines shall be calculated in accordance with the following formula:
*****
where:
*****.

3.	Spare Parts Provisions

3.1	Intent and Term

3.1.1
For as long as Spirit owns and operates one or more Aircraft in regular commercial service and is not in breach of any material obligation to IAE under this New Fleet Contract, IAE shall use commercially reasonable efforts to make available adequate supplies of Spare Parts for sale to Spirit under this New Fleet Contract. In consideration thereof, except as otherwise provided under Section 3.1.2 below, Spirit shall buy from IAE, and IAE shall sell to Spirit, all of Spirit's requirements of the following:

(a)	Spare Parts and Support Equipment necessary to support Spirit’s operation of the Aircraft and/or use of the Spare Engines; and

(b)
Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and Spirit cannot be reasonably established. Spirit shall notify IAE in writing not less than the greater of (i) the lead time of the vendor as specified in the respective vendor manual or (ii) three (3) months before scheduled delivery requested by Spirit that Spirit intends to purchase such Vendor Parts from IAE.

In an emergency or upon the reasonable request of Spirit, IAE may sell to Spirit Vendor Parts which it is not obligated to sell under this New Fleet Contract, but which it has in stock or otherwise has reasonably available to it in current inventory.

3.1.2	Purchase by Spirit from Others
*****

3.2	ATA Standards
The parties to this New Fleet Contract shall comply with the requirements of shipping procedures outlined in ATA Specifications 2000 and 300, provided that the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

specifications that, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.3	Stocking of Spare Parts
As soon as reasonably possible after receipt of IAE’s written request, Spirit shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.4	Lead Times

3.4.1
IAE shall endeavor to deliver replenishment Spare Parts within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts that are designated in the Spare Parts Catalog as being available at prices and lead times to be quoted upon request. Support Equipment and Vendor Parts are available at prices and Lead Times to be quoted upon request and IAE shall endeavor to deliver any such Support Agreement or Vendor Parts within such Lead Times as quoted.

3.4.2
If any order for replenishment Spare Parts shall call for a quantity materially in excess of Spirit's normal requirements, IAE shall notify Spirit and may request a special delivery schedule. If Spirit confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates mutually acceptable to IAE and Spirit and the Lead Times provided by this Section shall not apply.

3.4.3
In an emergency, IAE shall use its reasonable efforts to deliver all Spare Parts within the time limits specified by Spirit. IAE will provide notice of the action to be taken on such orders within the following time periods from IAE's receipt of such notice and based on the type of order:

(a)	AOG (Aircraft on Ground) orders - within 4 hours;

(b)	Critical (imminent AOG or work stoppage) - within 24 hours;

(c)	Expedited (less than published or quoted lead time) - within 7 days.

3.5	Ordering Procedure

3.5.1
Orders for Spare Parts and Support Equipment may be placed by Spirit from time to time on an as-needed basis. Spirit shall give IAE as much notice as practicable of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, Support Equipment and including Vendor Parts.

3.5.2
IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Section 3.4.2 above, shall constitute an acceptance of the order under the terms of this New Fleet Contract.

3.5.3	Standard package quantities shall be delivered and packed in accordance with the Spare Parts Catalog.

3.6	Modifications to Spare Parts

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

3.6.1
IAE shall be entitled to make modifications or changes to the Spare Parts ordered by Spirit hereunder provided that the modification has received the approval of the Certification Authority and modified Spare Parts shall be substituted for Spare Parts ordered. IAE shall promptly inform Spirit by means of Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to Spirit before delivery.

3.6.2
Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins in the recommended or optional category are considered by Spirit to be unacceptable and Spirit so states in writing to IAE within ninety (90) days of the transmittal date of the applicable Service Bulletin, in which case Spirit shall be entitled to place a single order for Spirit’s anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

3.6.3
Unless Spirit notifies IAE in writing under the provisions of Section 3.6.2 above, IAE may supply at the expense of Spirit a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by the applicable Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

3.7	Inspection

3.7.1
Conformance to the Specification of Spare Parts purchased hereunder will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued by IAE to Spirit and signed by IAE personnel authorized for such purpose.

3.7.2	Conformance of Support Equipment and Vendor Parts purchased pursuant to this Section 3 will be assured by IAE conformance documentation and/or Vendor conformance documentation, as applicable.

3.7.3
Upon the issuance of conformance documentation in accordance with Sections 3.7.1 or 3.7.2 above and delivery in accordance with Section 3.9.1 below Spirit shall be deemed to have accepted the applicable Spare Parts, Support Equipment, or Vendor Parts, and that such Spare Parts, Support Equipment or Vendor Parts conform to the applicable specification without prejudice to any of Spirit’s warranty and support rights under this New Fleet Contract or any other right of Spirit under applicable law.

3.8	Delivery and Packing

3.8.1
IAE shall deliver Spare Parts, Support Equipment and Vendor Parts if such parts are purchased from IAE pursuant to this Section 3, Ex-Works (INCOTERMS 2000) the point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 2000.

3.8.2	Upon such delivery as described in Section 3.8.1, title to and risk of loss of or damage to the Spare Parts, Support Equipment, and Vendor Parts shall pass to Spirit.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

3.8.3
In accordance with ATA Specification 2000 requirements, Spirit shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts, Support Equipment and Vendor Parts.

3.8.4
The packaging of Spare Parts, Support Equipment, and Vendor Parts shall be in accordance with ATA Specification 300 Category 2 standard, unless deviations are otherwise agreed pursuant to Section 3.2 and shall be free of charge to Spirit. Category 1 standard packaging, if required by Spirit, shall be paid for by Spirit.

3.9	Prices

3.9.1
Prices of all Spare Parts, Support Equipment, and Vendor Parts shall be quoted in U.S. Dollars, in the Spare Parts Price Catalog, or Initial Provisioning Data, or in individual quotations. Such prices shall represent net unit prices, Ex-Works (INCOTERMS 2000), IAE point of manufacture according to Section 3.8.1 above.

Prices and Lead Times in the Spare Parts Price Catalog or by individual quotations are valid for the time period as listed in the Spare Parts Catalog or as shown in the quotation.

3.9.2
Prices applicable to each order placed by Spirit hereunder shall be the prices in effect at the time of such order according to the terms of the Spare Parts Price Catalog. IAE will honor the Spare Parts Catalog price or the quoted price (within the applicable quote validity period) at the time of each purchase order. If Spirit makes an error in its purchase order, the price at the time of the corrected purchase order will be applicable.

3.9.3
IAE may from time to time adjust its prices for Spare Parts and Support Equipment upon not less than ninety (90) days prior written notice to Spirit. Any individual price errors in the calculation of prices may be corrected in good faith without advance notice to Spirit.

3.9.4	On request by Spirit, prices of Spare Parts, Support Equipment, or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.10	Payment

3.10.1
Payment for all purchases of Spare Parts, Support Equipment, and Vendor Parts under this Section 3 shall be made by Spirit to IAE *****. Payment for any other invoices arising under this New Fleet Contract shall be made by Spirit to IAE *****.

3.10.2	Spirit undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Section 3.10, without any withholding or deduction whatsoever.

3.10.3	All payments under this Section 3.10 shall be made by wire transfer to, and shall be deposited not later than the due date of payment with:
*****
or such other account in the United States as otherwise notified from time to time by IAE in writing to Spirit.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

3.10.4
For the purpose of this Section 3.10, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-Section 3.10.3 above or as otherwise notified by IAE in accordance with the terms of this New Fleet Contract.

3.10.5
Notwithstanding Section 3.10.1 above, payments for all purchases of Spare Parts, Support Equipment and Vendor Parts may, at IAE's option become payable prior to delivery of such items upon the occurrence and during the continuance of any of the following events: (a) a receiver or trustee is appointed for all or a substantial part of Spirit's property, or (b) Spirit is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) Spirit becomes insolvent or makes an assignment for the benefit of creditors, or (d) Spirit is in default of any payments obligation under this New Fleet Contract, the New Fleet FHA, the Existing Fleet GTA, the Existing Fleet FHA, or *****, or (e) is in material default under any section of this New Fleet Contract after receipt of written notice of such payment or material default and the expiration of any applicable cure period in respect thereof. Notwithstanding the foregoing, Spirit shall not be deemed to be in default of any payment obligation if the validity or amount of the same is being contested by Spirit in good faith.

3.10.6
If Spirit fails to make any payment for any Spare Parts, Support Equipment, or Vendor Parts on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the rate of the lesser of ***** or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

3.11	Conflict
In the event of any conflict between the provisions of this New Fleet Contract and the provisions of ATA Specifications 101, 2000 and 300, or purchase orders from Spirit the provisions of this New Fleet Contract shall prevail.

4.	Warranties, Guarantees and Liabilities

4.1
IAE warrants to Spirit that, at the time of delivery, the Supplies sold hereunder will be free of defects in material and manufacture, and will conform substantially to applicable specifications and the rules and regulations of the Certification Authority. IAE's liability and Spirit's remedies under this warranty are limited to the repair or replacement, at IAE's election, of Supplies or parts thereof returned to the place of manufacture in accordance with IAE’s written shipping instructions and which are shown to IAE's reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by Spirit to IAE within ***** after the first operation or use of the relevant Supplies (or if the Supplies are installed in Spirit Aircraft, *****) after the date of delivery of such Supplies by IAE to Spirit. Transportation charges for the return of Supplies to IAE pursuant to this Section 4.1 and their reshipment to Spirit and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with reasonable written shipping instructions from IAE and judged by IAE, acting reasonably, to have been defective at the time of delivery to Spirit.

4.2
IAE warrants to Spirit that it shall convey good and marketable title to all Spare Engines, Parts and other goods sold to Spirit hereunder, free and clear of all liens, claims, encumbrances and other rights of third parties.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4.3	In addition, IAE grants and Spirit accepts the following (all as set forth in Exhibit D, the “Warranties”):
*****

4.4	IAE also grants and Spirit accepts the following (all as set forth in Exhibit E, the “Guarantees”):
*****

4.5
The parties agree that the Warranties shall apply to any equipment that falls within the type of equipment covered by those Warranties, which are manufactured, supplied, or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by Spirit from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment that form part of any aircraft acquired from the manufacturer.

4.5
***** It is not the intent, however, to duplicate benefits or remedies provided to Spirit by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties and Guarantees, Spirit agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received duplicate benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall IAE be required to provide duplicate benefits to Spirit and any other party (such as a leasing company) as a result of the same event or cause.

4.6	IAE and Spirit agree that the following provisions shall apply to each of the Guarantees, unless otherwise expressly set forth therein.
4.6.1    Definitions and General Conditions
All of the Definitions and General Conditions set forth in the V2500 Engine and Parts Service Policy shall apply to the Guarantees. Exclusions set forth in the General Conditions of the V2500 Engine and Parts Service Policy shall apply to the Guarantees.
4.6.2    Specific Conditions

(a)	The rates and remedies in the Guarantees are predicated upon Spirit operating its Aircraft powered by Engines in accordance with the following operating conditions:

(i)
An annual average flight cycle of: ***** hours for V2524-A5 powered Aircraft, ***** hours for V2527-A5 powered Aircraft, and ***** hours for V2533-A5 powered Aircraft (each calculated from the moment the wheels of an Aircraft, on which an Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

(ii)	An annual average utilization of ***** hours per V2524-A5 powered Aircraft, ***** hours per V2527-A5 powered Aircraft, and ***** hours per V2533-A5 powered Aircraft;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

(iii)	An average engine thrust derate of: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft, all relative to the name plate thrust rating;

(iv)	An average ambient temperature for take-off no greater than: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft;

(v)	Spirit’s main bases are located at Fort Lauderdale, Florida, Detroit, MI, Atlantic City, NJ, Dallas, TX, USA;

(vi)	Spirit acquiring all of the Aircraft and Firm Spare Engines as set forth in Exhibit B-1 and Exhibit B-2, as amended, supplemented and/or updated from time to time;

(vii)	After taking delivery of all the Firm Spare Engines as set forth in Exhibit B-2, Spirit maintaining a minimum ratio of ***** Spare Engines to installed Engines for its Aircraft fleet;

(viii)
Spirit owning, operating, and maintaining the Aircraft and Engines in regular and frequent airline operation for the duration of the Guarantee period(s), in accordance with Airbus’, IAE’s, and other applicable OEM’s technical manuals, the MMP (including Engine rebuild requirements) and the New Fleet FHA, as applicable;

(ix)	*****

(x)
Spirit acquiring from IAE or IAE’s approved sources sufficient accessories, components, Spare Parts, and spare Engines at the levels recommended by IAE, to maintain proper support of the New Engine Fleet; and

(xi)	Spirit operating each Engine at its originally installed or delivered thrust rating, except as otherwise mutually agreed by the Parties.

(b)
Should any of the above operating conditions not be met or if Spirit takes delivery of additional aircraft powered by V2500 engines that the Parties agree to include such engines under this New Fleet Contract, IAE, acting in good faith and in consultation with Spirit, may make reasonable and appropriate adjustments to the Guarantees, with appropriate retroactive application, to address any deviations from such operating conditions.

(c)
Subject to Section 4.6.2(b) above, IAE agrees that, so long as Spirit does not vary the specific conditions for Engines listed in Sections 4.6.2(a)(i), 4.6.2(a)(ii), , 4.6.2(a)(iii) and 4.6.2(a)(iv) by more than ***** from their stated levels, Guarantee Rates for each Guarantee shall not be modified for such variation unless expressly stated to the contrary in such Guarantee.

(d)
Where Guarantee Rates are delineated by the applicable Engine model, such Guarantee Rates reflect the assumption that all Aircraft are delivered with the corresponding V2500-A5 Engine model. IAE agrees that the actual Guarantee Rate for Engines under such Guarantees shall fall between the highest and lowest rates, irrespective of the actual Aircraft model mix,

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

subject to the other specific conditions set forth in this Section 4.6.2. For avoidance of doubt and subject to the provisions of this New Fleet Contract, the model mix shall be determined solely by Spirit. The Guarantees Rate for all other Guarantees shall be as stated, irrespective of the actual Aircraft model mix, subject to the conditions set forth in this Section 4.6.2.
4.6.3    The Parties agree that IAE’s maximum liability, if any, associated with the Guarantees except for the ***** shall not, exceed ***** for the term of the New Fleet Contract. IAE’s maximum liability, if any, for ***** shall not exceed ***** for the term of the New Fleet Contract.

4.7
THE WARRANTIES AND GUARANTEES GRANTED TO SPIRIT UNDER THIS NEW FLEET CONTRACT AND/OR THE NEW ENGINE FLEET FHA, ARE EXCLUSIVE AND ARE GIVEN BY IAE IN LIEU OF (A) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (B) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY IN STATUTE, CONTRACT, TORT OR STRICT LIABILITY AGAINST IAE OR ITS AFFILIATES, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OF IAE OR ITS AFFILIATES, STOCKHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, PERMITTED ASSIGNS AND AGENTS.

4.8	*****

4.9	*****

4.10	*****

4.11
IAE and Spirit agree that credits issued to Spirit’s account with IAE pursuant to any of the Warranties or Guarantees may be utilized for the purchase of goods and/or services from IAE. Notwithstanding the foregoing, Spirit may request IAE to pay credits issued under the Guarantees in cash, subject to:

4.11.1    the spare parts credits, or portions thereof, having gone unapplied for more than *****;
4.11.2    there then being no overdue invoices payable by Spirit for any IAE goods and/or services; and
4.11.3    Spirit issuing a written request to IAE authorizing the payment of such spare parts credits in cash with appropriate payment instructions.

5.	Product Support Services

5.1
IAE will make available to Spirit the Product Support Services described in Exhibit C to this New Fleet Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to Spirit. IAE may delegate the performance of product support services to an affiliated company or any of IAE’s shareholders.

5.2	Spirit will provide to any IAE customer support representative(s) working at its facility, free of charge:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

5.2.1	reasonable, secure office accommodation including furniture and office equipment and

5.2.2	access to telephone, facsimile and secretarial services and

5.2.3	access to such first-aid and emergency assistance as is customarily provided to Spirit's own employees and

5.2.4
reasonable airfare, accommodations, and subsistence during any period in which the customer support representative(s) is required by Spirit to travel away from such customer support representative(s)' normal location at Spirit.

Spirit further agrees and acknowledges that such customer support representative(s) shall at all times remain employees of IAE and shall, in such capacity, be entitled to reasonable working benefits such as leaves of absence, sick days and holiday as are paid for and granted by IAE to its employees. However, such leaves shall not interfere with IAE’s provision of the Product Support Services to Spirit, and should any leave for a customer support representative extend beyond forty-five (45) days, IAE agrees to provide a substitute representative to ensure continuity of service. Notwithstanding the foregoing, at no time shall any IAE customer support representative be considered an employee or independent contractor of Spirit.

6.	Miscellaneous

6.1	Delay in Delivery

6.1.1
If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this New Fleet Contract (as such time may be extended pursuant to the provisions of this New Fleet Contract) by reason of:

(a)	any cause beyond the reasonable control of IAE;

(b)	fires, industrial disputes or introduction of essential modifications required by the Certification Authority;

(c)
compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, except to the extent that the delay is caused by IAE’s failure to act in conformity with applicable deadlines set forth in such governmental regulation or order;

(any such delay an “Excusable Delay”) the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

6.1.2
If, by reason of any of the Excusable Delays embraced by Section 6.1.1 above, IAE is hindered or prevented from delivering any goods (that are the same as and include the Supplies) to purchasers (including Spirit) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to Spirit for delay in delivery to Spirit resulting from such allocation by IAE and the time for

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

delivery shall be extended by a period equal to the delay resulting from such allocation by IAE. *****

6.1.3	*****

6.1.4
The right of Spirit to claim damages shall be conditional upon Spirit (i) notifying IAE of its claim in writing within ***** from the Claim Start Date, and (ii) submitting a written claim therefor within ***** from the Claim Start Date.

The “Claim Start Date” shall be the date on which IAE notifies Spirit that the item of the Supplies so delayed is ready for delivery, or from the date on which Spirit exercises the right of cancellation in respect of such item conferred in accordance with Section 6.1.5 below, whichever date shall first occur.

6.1.5
Should IAE delay performance of any obligation for a reason other than an Excusable Delay hereunder including but not limited to delivery of any item of the Supplies beyond ***** from the time for delivery specified in this New Fleet Contract (as such time may be extended pursuant to the provisions of this New Fleet Contract) then, in addition to the right of Spirit under Section 6.1.3, Spirit shall be entitled to terminate the order with respect to the affected item on giving IAE notice in writing. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to Spirit any deposits made in respect of the purchase price of such item of the Supplies.

6.1.6	No escalation shall apply during any period of delay unless such period of delay is caused by any of the causes specified in Clause 6.1.1.

6.2	Intellectual Property

6.2.1
In the event any suit, claim or action is brought against Spirit (or a person expressly indemnified by Spirit) alleging that, without further combination, Spirit’s use or resale of (a) goods (b) a part made by or under IAE’s control and in accordance with the specification or design provided by IAE or (c)  a process embodied in the goods delivered to Spirit by IAE infringes any patents, IAE will, at its own expense, conduct the entire defense including any and all necessary court action, settlements, and appeals.  IAE will either settle such claim or pay all damages and costs awarded in a non-appealable judgment, excluding indirect, incidental, special, consequential, and punitive damages.  If the use or resale of such goods or part(s) is finally enjoined, IAE will, at its option:  (a) procure for Spirit the right to use or resell such goods or parts; (b) replace such goods or parts with equivalent non-infringing parts; (c) modify such goods or parts so they become non-infringing but equivalent; or (d) remove such goods or part(s) and refund the purchase price (less a reasonable allowance for use, damage or obsolescence).

6.2.2
The preceding provision is applicable only if the following conditions are met:  (a) the goods, part(s), services, or process involved in the suit, claim, or action must have been provided under this New Fleet Contract or during maintenance services in accordance with this New Fleet Contract or the New Engine Fleet FHA, as applicable; (b) the alleged infringement must be an infringement of any patents of the nation in which Spirit’s principal place of business is located or a jurisdiction within which the relevant Supplies were manufactured or delivered to Spirit; (c) Spirit must provide IAE with timely notice of such suit, claim, or action and the full opportunity to assume the entire defense thereof; and (d) Spirit must provide IAE

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

with all information available to Spirit and other defendants pertaining to the alleged infringement.

6.2.3
For the avoidance of doubt, this provision will not apply to (a) any alleged patent infringement in any nation other than as specified above; (b) any Spirit-furnished specification or design or the performance of a process not recommended in writing by IAE; (c) any goods or parts or components thereof manufactured according to a non-IAE specification or design; (d) the use or sale of goods or parts delivered hereunder in combination with other goods not delivered to Spirit by IAE; or (e) any instance not specified in the preceding paragraphs.  In such instances, Spirit will indemnify and hold IAE harmless.

6.3	*****
[Reserved]

6.4	Confidentiality
The terms and conditions of this New Fleet Contract and any technical information provided in connection with it are confidential and proprietary to IAE and Spirit. Each Party agrees to: (a) limit disclosures of such confidential information to persons who have a need to know within their organizations; (b) keep such information confidential; and (c) not disclose to any third party other than (i) as required by applicable law or legal process; (ii) in connection with the disclosure requirements of any applicable government authority or exchange; (iii) to its legal, financial, tax or other advisors who are bound by an obligation of confidentiality or to the confidentiality requirements of this New Fleet Contract and (iv) in connection with the enforcement of its rights hereunder, without the prior written consent of the other party (not to be unreasonably withheld), provided that, in the case of (c)(i), supra, the Party that is to disclose such confidential information in response to such applicable law or legal process shall notify the other Party, and upon the request of the other Party, shall cooperate with the other Party in contesting such disclosure.

6.5	Taxes

6.5.1
Subject to Section 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by any tax authority or any agency thereof in connection with the Supplies prior to their delivery.

6.5.2
All amounts stated to be payable by Spirit pursuant to this New Fleet Contract exclude any value added tax, sales tax or similar such tax. In the event that the supply of goods or services under this New Fleet Contract is chargeable to any value added tax, sales tax or similar tax, such tax will be borne by Spirit. To ensure so far as possible that Spirit is not charged with European Community value added tax (“VAT”), Spirit will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE's invoices.

6.5.3	Spirit shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied.

6.5.4
Notwithstanding the foregoing, Spirit shall have no liability to IAE for any tax or taxes levied on IAE in connection with its gross income, or any franchise, turn-over or other similar tax or any tax levied on IAE relating to its business activities generally and not specifically arising out of or in connection with the transactions contemplated hereby and any taxes to the extent the same would not have been imposed but for

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

the gross negligence or willful misconduct of or a breach of this New Fleet Contract by IAE.

6.5.5
If either IAE or Spirit becomes aware of any taxes set forth in this Section 6.5, the relevant Party shall promptly notify the other Party, and both parties agree to cooperate, consult in good faith and take such other reasonable steps in order to mitigate to the full extent permitted by law, any such tax..

6.6	Amendment
This New Fleet Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this New Fleet Contract, which agreement is expressly stated to amend this New Fleet Contract.

6.7	Assignment
[Reserved]

6.8	Insurance

6.8.1
IAE shall at its own cost and expense procure and maintain (or cause its subcontractors to procure and maintain) in full force and effect during the Period of Cover policies of insurance of the types and in the minimum amounts as stated below: *****

6.8.2	*****

6.9	Exhibits
In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this New Fleet Contract) and Sections of this New Fleet Contract then the Sections shall prevail.

6.10	Headings
The Section headings and the Table of Contents do not form a part of this New Fleet Contract and shall not govern or affect the interpretation of this New Fleet Contract.

6.11	Governing Law and Forum

6.11.1	This New Fleet Contract shall be subject to and interpreted and construed in accordance with the laws of *****.

6.11.2	*****

6.12	Compliance with All Applicable Laws and Regulations

6.12.1
Export/Import Spirit agrees that it will not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any IAE goods, software, technical data (including products derived from or based on such technical data), or services received directly or indirectly from IAE to any Prohibited Party without obtaining prior authorization from the relevant government authorities as required pursuant to Export Laws. Failure to do so will result in IAE invoking its rights to terminate this New Fleet Contract per the provisions of Sections 6.15 and 6.16 below.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

6.12.2
“Prohibited Parties” means, collectively, those countries, and persons to whom the sale, export, re-export, transfer, diversion or other disposition of any IAE goods, software, technical data or services is prohibited by the applicable export laws and related regulations of the United States, German, British, Japanese, or European Union Governments.

6.12.3
Other Laws and Regulations Each party agrees that it will not, by act or omission, violate any applicable law or regulation of the United States or any political subdivision thereof where the violation thereof would result in the other party being deemed to be in violation of such law or regulation or would otherwise result in a criminal or an un-indemnified civil penalty on the part of such other party.

6.13	Notices
Any notice to be served pursuant to this New Fleet Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:
In the case of IAE:
IAE International Aero Engines AG
400 Main Street, M/S 121-10
East Hartford, Connecticut 06108, United States of America
Facsimile No. 860-565-4003
Attention: Chief Legal Officer and Company Secretary
In the case of Spirit:
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33026
Facsimile No. (954) 447-7854
Attention: Legal Department
or in each case to such other place of business as may be notified from time to time by the receiving party.

6.14	Exclusion of Other Provisions and Previous Understandings

6.14.1
This New Fleet Contract (including all exhibits, schedules and appendices) together with the FHA and any Side Letter(s) contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any prior provisions on or attached to or otherwise forming part of any order form of Spirit, or any acknowledgment or acceptance by IAE, or of any other document that may be issued by either party relating to the sale and purchase of the Supplies.

6.14.2
The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this New Fleet Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this New Fleet Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

6.15	Conditions Precedent
During the term of this New Fleet Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to Spirit pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits become due, and should any such event then exist IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to Spirit:

6.15.1
A continuing event of default (taking into account any applicable grace period) by Spirit in (a) any payment due under this New Fleet Contract (including any exhibits and letter agreements thereto), or *****; or

6.15.2	Any event that is a Termination Event or would be a Termination Event, but for lapse of time, shall have occurred and be continuing.

6.16	Termination Events

6.16.1	Any of the following shall constitute a “Termination Event” under this New Fleet Contract:

(a)
Spirit commences any case, proceeding or other action with respect to Spirit or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations; or

(b)
Spirit seeks the appointment of a receiver, trustee, custodian or other similar official for Spirit for all or substantially all of its assets, or Spirit makes a general assignment for the benefit of its creditors; or

(c)
Spirit otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding Sections 6.16.1(a) or 6.16.1(b) that remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(d)
An action is commenced against Spirit seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets that remains unstayed, undismissed or undischarged for a period of sixty (60) days; or

(e)
A continuing event of default (taking into account any applicable grace period) by Spirit on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder *****.

(f)	Failure to take delivery of all of the Aircraft and Spare Engines in accordance with the delivery schedule set forth in Exhibit B, as amended, supplemented or modified from time to time.
In the event of the occurrence of a Termination Event, Spirit shall be deemed to be in material breach of this New Fleet Contract, and IAE shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this New Fleet Contract; provided that, no such notice need be delivered, and this New Fleet Contract shall automatically terminate upon the occurrence of a Termination Event specified in Section 6.16.1(a), 6.16.1(b), or 6.16.1(c)

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

6.16.2	Spirit shall have the option, at its sole discretion, to terminate this New Fleet Contract in whole or in part, upon the occurrence of any of the following events:

(a)
IAE commences any case, proceeding or other action with respect to IAE or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debt or obligations;

(b)
IAE seeks the appointment of a receiver, trustee, custodian, or other similar official for IAE for all or substantially all of its assets, or IAE makes a general assignment for the benefit of its creditors;

(c)
IAE otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (a) or (b) which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

(d)
An action is commenced against IAE seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which remains unstayed, undismissed, or undischarged for a period of sixty (60) days;

(e)
A continuing event of default (taking into account any applicable grace period) by IAE on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder or under any Spirit financing agreement with IAE for the Aircraft, *****.

In the event of the occurrence of any of the foregoing, IAE shall be deemed to be in material breach of this New Fleet Contract, and Spirit shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this New Fleet Contract; provided that, no such notice need be delivered, and this New Fleet Contract shall automatically terminate upon the occurrence of a Termination Event specified in Section 6.16.2(a), 6.16.2(b), or 6.16.2(c)

6.17	Effect of Termination
Upon any expiration or termination of this New Fleet Contract, the rights and obligations of the parties under this New Fleet Contract will terminate. Notwithstanding anything herein to the contrary, all liabilities and obligations (including payment obligations) that have accrued prior to termination or expiration will survive. Notwithstanding the foregoing and for the avoidance of doubt, upon termination, as a result of a Termination Event described in Section 6.15.1, IAE shall have no obligation to deliver goods not yet delivered.

6.18	No Construction Against Drafter
This New Fleet Contract has been the subject of negotiation between the parties. If an ambiguity or question of intent arises with respect to any provision of this New Fleet Contract, this New Fleet Contract will be construed as if drafted jointly by IAE and Spirit and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this New Fleet Contract.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

6.19	Damages
In no event shall either Party to this New Fleet Contract or either party’s subsidiaries or affiliates, have any liability to any other party hereto for any indirect, incidental, special, consequential, or punitive damages, including without limitation any damage to or loss of use, revenue or profit with respect to any Aircraft and/or Supplies.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

IN WITNESS WHEREOF the parties hereto have caused this New Fleet Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Charles A. Rue
Name:	Rick Deurloo	Name:	Charles A. Rue
Title:	SVP Sales	Title:	VP Supply Chain
In the presence of:		In the presence of:
By:	/s/ Daniel Kirk	By:	/s/ Edward Christie
Name:	Daniel Kirk	Name:	Edward Christie
Title:	Sales Director	Title:	SVP & CFO

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit A
Contract Specifications
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit B
Schedules

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit B-1
Aircraft Delivery Schedule

Aircraft No.	Aircraft Model	Engine Model	Scheduled Delivery Date
1	*****	*****	*****
2	*****	*****	*****
3	*****	*****	*****
4	*****	*****	*****
5	*****	*****	*****
6	*****	*****	*****
7	*****	*****	*****
8	*****	*****	*****
9	*****	*****	*****
10	*****	*****	*****
11	*****	*****	*****
12	*****	*****	*****
13	*****	*****	*****
14	*****	*****	*****
15	*****	*****	*****
16	*****	*****	*****
17	*****	*****	*****
18	*****	*****	*****
19	*****	*****	*****
20	*****	*****	*****
21	*****	*****	*****
22	*****	*****	*****
23	*****	*****	*****
24	*****	*****	*****
25	*****	*****	*****
26	*****	*****	*****
27	*****	*****	*****
28	*****	*****	*****
29	*****	*****	*****
30	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit B-2
Spare Engine Price and Delivery

Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
2	1	*****	*****
3	1	*****	*****
4	1	*****	*****

The unit base price for Spare Engines shall be as follows and escalated in accordance with the escalation formula contained in Exhibit B-3 to this New Fleet Contract.

Engine Model	Unit Base Price (Jan-12 US$)
V2524-A5	*****
V2527-A5	*****
V2533-A5	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit B-3
Escalation Formula

1.
Any unit base price or other sum expressed to be subject to escalation from the Base Month (as defined below) to month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit C
Product Support Plan

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 7

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

TABLE OF CONTENTS
1.0    INTRODUCTION    44
2.0    CUSTOMER SUPPORT    44
2.1    CUSTOMER SUPPORT MANAGER    44
2.2    CUSTOMER SUPPORT REPRESENTATIVES    45
2.3    CUSTOMER TRAINING:    45
2.4    ENGINE MAINTENANCE MANAGEMENT    47
2.5    SPECIAL PROGRAMS    48
3.0    BUSINESS SUPPORT    48
3.1    ENGINE WARRANTY SERVICES    49
3.2    MAINTENANCE CENTER SUPPORT    49
3.3    MAINTENANCE FACILITIES PLANNING SERVICE    50
3.4    ENGINE RELIABILITY AND ECONOMIC FORECASTS    50
3.5    LOGISTICS SUPPORT STUDIES    50
3.6    LEASE ENGINE PROGRAM    51
4.0    TECHNICAL SERVICES    51
4.1    TECHNICAL SERVICES    51
4.2    POWERPLANT MAINTENANCE    53
4.3    CUSTOMER PERFORMANCE    53
4.4    DIAGNOSTIC SYSTEMS    54
4.5    HUMAN FACTORS    55
4.6    FLIGHT OPERATIONS    55
4.7    REPAIR SERVICES    56
4.8    TOOLING AND SUPPORT EQUIPMENT SERVICES    57
4.9    TECHNICAL PUBLICATIONS    58
5.0.    SPARE PARTS    61
5.1    SPARE PARTS SUPPORT    61

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

1.0    INTRODUCTION
IAE International Aero Engines AG (IAE) will make the following support personnel and services available to Spirit: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. In general, these services are provided ***** to V2500 customers, however, some specific customized services as noted in the descriptions below, may be purchased by Spirit from IAE.
To make these support services readily available to Spirit, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to Spirit follows.
IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which Spirit may be entitled to receive with respect to V2500 engines for which an proper order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.
2.0    CUSTOMER SUPPORT
2.1    CUSTOMER SUPPORT MANAGER
The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to Spirit is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for Spirit.
The Customer Support Manager provides the following specific services to Spirit:

•	Readiness Program and planning prior to EIS

•	Technical recommendations and information.

•	Engine Maintenance Management Plans

•	Refurbishment, Modification and Conversion program planning assistance.

•	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

•	Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent Spirit in IAE internal discussions to ensure that the best interests of Spirit and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.
2.2    CUSTOMER SUPPORT REPRESENTATIVES
IAE Customer Support Representatives provide the following services to Spirit:

•	24 Hour Support

•	Maintenance Action Recommendations

•	Daily Reporting on Engine Technical Situations

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

•	On-The-Job Training

•	Service Policy Preparation Assistance

•	Prompt Communication with IAE

2.2.1    Engine Maintenance Support Service:
Customer Support Representatives assist Spirit’s customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer's support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to Spirit which allows Spirit to share in all related industry experience.
The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.
2.2.2    On The Job Training:
Customer Support Representatives will conduct on-the-job training for Spirit’s maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.
2.2.3    Service Policy Administration:
Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.
2.3    CUSTOMER TRAINING:
2.3.1    IAE Customer Training offers Spirit the following support:

•	Technical Training at Purpose Built Facilities

•	On-site Technical Training

•	Technical Training Consulting Service

•	Training Aids and Materials
2.3.2    Training Program:
The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

will coordinate the scheduling of specific courses as required. Training at the Customer Training Center is provided to a limit of fifty (50) man-days per aircraft. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses shall be provided upon Spirit’s request and subject to separate contractual arrangements.
2.3.3    General V2500 Familiarization:
This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

•	Engine construction features internal and external hardware.

•	Engine systems operation, major components accessibility for removal/replacement.

•	Operational procedures

•	Performance characteristics

•	Maintenance concepts, repair and replacement requirements and special tooling.
The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.
2.3.4    Line Maintenance and Troubleshooting:
This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

•	Engine Description

•	Systems Operation

•	Applied Performance

•	Ground Operations

•	Troubleshooting Procedures

•	Practical Phase Line Maintenance Tasks
Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)
2.3.5    V2500 Familiarization and Modular Maintenance:
Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

•	Engine Description Overview

•	Engine Systems Overview

•	Heavy Maintenance Tasks

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

•	Course duration and “hands-on” coverage are contingent on the availability of an engine and required tooling.
2.4    ENGINE MAINTENANCE MANAGEMENT
Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria and should reflect the FAA requirements under which Spirit will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.
2.4.1    Operations Monitoring:
The following information is available to Spirit from the IAE Product Information Process (IP) 2 Group:
2.4.2    Operation Experience Reports:
IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to Spirit. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

•	A pooling and exchange of service experience for the benefit of the entire airline industry.

•	A common statistical base.

•	The selective querying of computer data files for answers to Spirit’s inquiries.
In addition to providing operations, reliability and VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.
2.5    SPECIAL PROGRAMS
2.5.1    Engine Hardware Retrofit:
Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.
2.5.2    Controlled Service Use Programs and Material:
IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with Spirit.
Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.
3.0    BUSINESS SUPPORT
The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to Spirit:

•	Engine Warranty Services

•	Maintenance Support

•	Lease Engine Program

•	Engine Reliability and Economic Forecasts

•	Logistic Support Studies
3.1    ENGINE WARRANTY SERVICES
Engine Warranty Services will provide the following support for the V2500 engine airline customer:

•	Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

•	Investigation of part condition and part failure.

•	Material provisioning administration for Controlled Service Use programs and other material support.
3.1.1    Prompt Administration:
Spirit is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.
3.1.2    Investigation and Reports:
Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to Spirit and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.
3.2    MAINTENANCE CENTER SUPPORT
IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.
Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.
3.3    MAINTENANCE FACILITIES PLANNING SERVICE
Maintenance Facilities Planning Service offers the following support to IAE customer:

•	- General Maintenance Facility Planning Publications

•	- Customized Facility Plans

•	- Maintenance Facility and Test Cell Planning Consultation Services
Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments’ floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.
Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.
3.4    ENGINE RELIABILITY AND ECONOMIC FORECASTS
Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.
3.5    LOGISTICS SUPPORT STUDIES
As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.
3.6    LEASE ENGINE PROGRAM
An engine lease program will be made available to Spirit subject to IAE's standard terms and conditions of lease as per IATA Master Short Term Lease Agreement, form 5016 00. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during “zero spares” conditions. Lease engines offered to Customer will be of a configuration and certification

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

standard acceptable to Customer. Availability will be subject to prior demand; however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.
4.0    TECHNICAL SERVICES
4.1    TECHNICAL SERVICES
The Technical Services Group provides the following categories of technical support to the airline customer:

•	Technical Services

•	Powerplant Maintenance

•	Customer Performance

•	Diagnostic Systems

•	Human Factors

•	Flight Operations

•	Repair Services

•	Tooling and Support Equipment Services

•	Technical Publications
Technical Services is responsible for the overall technical support to the customers. The following services are provided:

•	Technical Problem Identification/Corrective Action

•	Implementation

•	Technical Communication

•	Engine Conversion Program Definition and Management

•	Engine Upgrade and Commonality Studies

•	Engine Incident Investigation Assistance
Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.
4.1.1    Technical Communications:
Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4.1.2    Engine Conversion Programs:
Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.
4.1.3    Engine Incident Investigation Assistance:
Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the Certification Authority and the appropriate Airworthiness authority, as applicable.
4.1.4    Line Maintenance and Troubleshooting:
Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.
Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer’s manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customer’s line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance shall also be provided to customer’s line maintenance personnel.
4.1.5    Airline Shop Maintenance:
Reviews of shop practices and procedures of Spirit shall be conducted, if requested by Spirit, to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.
4.2    POWERPLANT MAINTENANCE
Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plans for IAE. This group provided the following services:

•	Definition of Maintenance Tasks and Resource Requirements

•	Planning Guides
Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents Spirit’s maintainability interests in internal IAE operations and upon request will assist Spirit in resolving specific maintenance task problems.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4.2.1    Progressive Maintenance Planning:
Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.
Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.
4.3    CUSTOMER PERFORMANCE
Customer Performance provides for the following types of technical assistance to Spirit:

•	Engine Performance Analysis Computer Programs for Test Cell Use

•	Test Cell Correlation Analysis and Correction Factors

•	Engine Stability Procedures and Problem Analysis
Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.
ENGINE PERFORMANCE ANALYSIS
Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist Spirit in analyzing engine performance using test cell data can be provided subject to IAE’s then current standard license fees and Terms and Conditions.
4.3.1    Test Cell Correlation:
Technical assistance is provided to Spirit for developing appropriate corrections to be used for specific test configurations at Spirit’s owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of Spirit tested engines with the respective Engine Manual limits and guarantee plan requirements.
4.3.2    Engine Stability:
Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4.4    DIAGNOSTIC SYSTEMS
ADEM is responsible for the technical support of Spirit’s acquisition of inflight engine data and the assessment of engine performance through the use of that data. ADEM personnel provide the following services:

•	Guidance to help Spirit define their engine monitoring system requirements.

•	Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

•	Coordination of all IAE airborne diagnostic support activity.
4.4.1    Guidance In Defining Engine Monitoring systems Requirements:
ADEM can provide consultation services to assist Spirit in defining its engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between Spirit, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.
4.4.2    Development and Coordination
ADEM personnel can, if requested by Spirit, develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can, if requested by Spirit, also be developed and provided in support of Spirit’s selected method of engine condition monitoring. Computer software will be provided to Spirit subject to IAE's then current standard license fees and Terms and Conditions.
Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to Spirit, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.
4.5    HUMAN FACTORS
Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.
Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for “on” and “off” aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can, if requested by Spirit, be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can, if requested by Spirit, help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.
4.6    FLIGHT OPERATIONS
Flight Operations provides Spirit with the following technical assistance concerning installed engine operations:

•	Introduction of new equipment

•	Problem resolution and assistance with in-service equipment

•	Contractual commitment and development program support

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

•	Publication of engine operations literature and performance aids
4.6.1    New Equipment:
In accordance with Spirit’s needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can, if requested by Spirit, include participation in initial delivery flights, engine operational reviews, and flight crew training activity.
4.6.2    Problem Resolution - In-Service Equipment:
In accordance with a mutually agreed upon plan, Flight Operations can, if requested by Spirit, perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.
4.6.3    Contractual Support and Development Programs:
As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.
4.6.4    Publication Support:
Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to in-flight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports shall also be issued, as required, to support the activity described above.
4.7    REPAIR SERVICES
Repair Services shall provide the following support to Spirit:

•	Coordinated Repair Development Activity

•	Customer Assistance on Repair Procedures and Techniques

•	Qualification of Repair Sources

•	Repair Workshops

•	Repair Development List
4.7.1    Coordination of Repair Development:
Repair Services shall provide direct contact with all sources that initiate repair schemes. The Group shall coordinate with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group shall participate in setting repair evaluation and approval requirements. If and when the repair is approved and substantiating data is documented, Repair Services shall release the repair to the Engine Manual.
4.7.2    Technical Assistance:
Repair Services shall provide daily communications with Spirit via technical responses to inquiries direct from Spirit or through IAE’s Customer Support

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

Representative office at Spirit’s facility. In addition, Repair Services shall make periodic visits to Spirit’s repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to Spirit’s facilities to assist in training customer personnel in accomplishing particularly complex repairs.
4.7.3    Qualification of Repair Sources:
Repair Services shall coordinate the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group shall participate in negotiation of the legal and business agreements associated with these qualification programs.
4.8    TOOLING AND SUPPORT EQUIPMENT SERVICES
The Tooling and Support Equipment Services Group shall, as requested by Spirit, assist Spirit by providing the following services:

•	Support Equipment Manufacturing/Procurement Documentation

•	Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

•	Support Equipment Logistics Planning Assistance
4.8.1    Support Equipment Documentation:
The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, shall be supplied to Spirit in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers, including Spirit.

4.8.2	Engine Accessory Test Equipment and Engine Transportation Equipment Requirements:
Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to Spirit. If requested, the Tooling and Support Equipment Group will assist Spirit in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.
4.8.3    Support Equipment Logistics Planning Assistance:
The Tooling and Support Equipment Group shall provide, at Spirit’s request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support of equipment requirements planning.

4.9	TECHNICAL PUBLICATIONS

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The manuals will be available to Spirit subject to IAE’s current terms and conditions.
IAE supplies the airplane manufacturer with all the necessary information required to perform “On-Aircraft” engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into its maintenance publications.
In addition, listed and described below are the publications that IAE will make available to support Spirit’s maintenance program:
4.9.1    Engine Manual
The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. The manual will provide, in one place, the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purposes in lieu of individual component maintenance manuals.
4.9.2    Standard Practices Manual
The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.
4.9.3    Illustrated Parts Catalog
The Illustrated Parts Catalog will be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.
4.9.4    IAE Proprietary Component Maintenance Manuals
These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.
4.9.5    Subcontractor Component Maintenance Manuals
These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4.9.6    Engine and Accessory Component Service Bulletins
Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of Spirit and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.
4.9.7    Operating Instructions
Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.
4.9.8    Facilities Planning and Facility Equipment Manuals
The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.
4.9.9    Support Equipment Numerical Index
The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.
4.9.10    Technical Publications Index
This index contains a listing of available technical manuals and their contents.
4.9.11    Service Bulletin Index
This index will be in a format and on a revision schedule as determined by IAE.
4.9.12    Vital Statistics Logbook
The VSL provides the following information for each production engine on IAE’s interactive website.

1	Identification of major engine and nacelle components by part number, serial number and ATA - location.

2	Engine Test Acceptance Certificate.

3
List of all incorporated serialized parts by part number, serial number and ATA - Location. This list also includes an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

4	List of all incorporated life limited parts by part number, serial number and ATA - location.

5	List of all Service Bulletins that were incorporated during initial build of each new engine.
4.9.13    Revision Services:
Regular, temporary, and “as required” revisions to technical publications will be made during the service life of IAE equipment. IAE’s current standard is ninety (90) days. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.
4.9.17    Distribution Media Options:
All publications are distributed via DVD or CDROM depending on the publication. Most of the publications are also available on IAE’s interactive website.
5.0.    SPARE PARTS
5.1    SPARE PARTS SUPPORT
The Spare Parts Group provides the following categories of spare parts support to Spirit, as requested by Spirit:

•	- Individual Customer Account Representatives

•	- Provisioning

•	- Planning

•	- Order Administration

•	- Spare Parts Inventory

•	- Effective Expedite Service

•	- Worldwide Distribution
5.1.1    Account Representative:
An Account Representative shall be assigned to Spirit. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring Spirit’s requirements and providing effective administrative support. The Account Representatives shall be thoroughly familiar with Spirit’s spare parts ordering policies and procedures and are responsible for ensuring that all of Spirit’s new parts orders are processed in an effective manner.
5.1.2    Spare Parts Provisioning Planning:
Prior to delivery of the first Spirit aircraft, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by Spirit’s Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with Spirit at a mutually agreeable time to review suggested spare parts provisioning lists prepared by Spare Parts Provisioning. These lists are designed to support Spirit’s particular fleet size, route structure and maintenance and overhaul program.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

5.1.3    Order Administration:
IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).
A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to Spirit’s requirements. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.
The action to be taken on emergency requests will be answered as follows:

•	Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

•	Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) -- Within 24 hours.

•	Stock Outage -- Within seven working days (these items are shipped as per Spirit’s request).
5.1.4    Spare Parts Inventory:
To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in Spirit’s demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.
A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

•	Forecasts of life limited parts requirements are requested and received semi-annually from major customers. Based on the size of Spirit’s order, Spirit shall be considered a major customer.

•	Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

•	For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

5.1.5    Packaging
All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.
5.1.6    World Airline Supplier’s Guide:
IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA). IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit D
Warranties
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

                     Exhibit E
Guarantees

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

400 Main Street, M/S 121-10
East Hartford, CT 06108 USA

October 1, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

SUBJECT:	SIDE LETTER NO. 1 TO THE V2500-A5 GENERAL TERMS OF SALE BETWEEN IAE INTERNATIONAL AERO ENGINES AG AND SPIRIT AIRLINES, INC., DATED OCTOBER 1, 2013

Gentlemen:

We refer to the V2500-A5 General Terms of Sale dated October 1, 2013 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such agreement being hereinafter referred to as the “New Fleet Contract”. Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 (“Side Letter No. 1”) shall have the same meaning given to them in the New Fleet Contract.
WHEREAS:

A.	Spirit has entered into a purchase agreement with Airbus to acquire thirty (30) new A320 aircraft powered by new V2500-A5 engines (the “Aircraft”);

B.
Spirit has entered into the New Fleet Contract with IAE in support of Spirit’s agreement to acquire the Aircraft and to purchase V2500 spare parts and the Spare Engines in support of its operation of the Aircraft; and

C.
The Parties desire to amend, supplement or replace certain provisions of the New Fleet Contract and agree to the terms hereof pursuant to which IAE shall provide certain financial and technical assistance to Spirit in support of Spirit’s selection of the V2500 engine to power its Aircraft, and in support of the integration of the Aircraft into its fleet and pursuant to which certain provisions of the New Fleet Contract are amended, supplemented or replaced in accordance with the provisions hereof.

NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Fleet Introductory Assistance Credits

1.1
In consideration of Spirit’s agreement to purchase the Aircraft and to assist Spirit with the introduction of the Aircraft into its fleet, IAE shall issue credit notes to Spirit’s account with IAE in the following amounts (each an “FIA Credit”):

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

Aircraft Type	Credit (Jan-12 US$)	Issued at Delivery & Acceptance of:
A319 (V2524-A5)	*****	Each V2524-A5 powered Aircraft
A320 (V2527-A5)	*****	Each V2527-A5 powered Aircraft
A321 (V2533-A5)	*****	Each V2533-A5 powered Aircraft

1.2
Each FIA Credit will be issued upon delivery to Spirit of the corresponding Aircraft. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Aircraft promptly after acceptance.

1.3
Spirit agrees that IAE will assign all of the applicable FIA Credit to Airbus, to be applied toward the payment for the Engines for the corresponding Aircraft. Application of the applicable FIA Credit from IAE by Airbus on behalf of Spirit prior to or simultaneously with delivery of the corresponding Aircraft shall, for the purposes of this Side Letter No. 1, be deemed confirmation of Spirit’s acceptance of that Aircraft. In the event any FIA Credit or portion thereof under this Section 1 is assigned to Airbus, Spirit agrees that the applicable FIA Credit shall not vest in Airbus until delivery to Spirit of the respective Aircraft. In the event Spirit does not accept delivery of the corresponding Aircraft, Spirit agrees to promptly reimburse or cause Airbus to reimburse to IAE any amounts paid by IAE to Airbus on behalf of Spirit.

2.	Spare Engine Pricing Credits

2.1
In consideration of Spirit’s purchase of the Spare Engines in accordance with the New Fleet Contract, and to assist Spirit with such purchase, IAE shall credit Spirit‘s account in accordance with the following amount for the corresponding Spare Engine (each a “Spare Engine Credit”):

Engine Type	Credit (Jan-12 US$)	Issued on Delivery & Acceptance of:
V2524-A5	*****	Each V2524-A5 Spare Engine
V2527-A5	*****	Each V2527-A5 Spare Engine
V2533-A5	*****	Each V2533-A5 Spare Engine

2.2	*****

2.3
Each Spare Engine Credit ***** shall be issued upon delivery to Spirit of the corresponding Spare Engine. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Spare Engine promptly after acceptance.

2.4	Each Spare Engine Credit shall be used by Spirit for payment against the corresponding spare Engine invoice. *****.

2.5	*****

2.6	Upon written notice from Spirit, IAE will issue all or part of a Spare Engine Credit directly to Spirit as a cash payment provided that IAE has received full payment for the relevant Spare Engine.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

3.	Spare Parts and Tooling Credits

3.1	To assist Spirit with the procurement of V2500 spare Parts in support of the Aircraft, IAE shall credit Spirit‘s account with IAE in the fixed amount of ***** (the “Spare Parts and Tooling Credit”).

3.2
The Spare Parts and Tooling Credit will be issued upon delivery to and acceptance by Spirit of the first Aircraft. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Aircraft promptly after acceptance.

3.3	The Spare Parts and Tooling Credit shall be used by Spirit for the payment of IAE invoices for V2500 Spare Parts, Modules, and tooling from IAE.

4.	Credit and Engine Pricing Escalation

4.1
The FIA Credits, Spare Engine Credits *****, referenced in Sections 2 and 3 above, are subject to escalation in accordance with the IAE Escalation Formula set forth in Exhibit B-3 to the New Fleet Contract, and shall be escalated from a base month of January 2012 (the “Base Month”) to the earlier of the applicable scheduled delivery date as set forth in Exhibit B-1 (and B-2 if applicable) of the New Fleet Contract or the actual delivery date of the applicable Aircraft or Spare Engine (the “Base Escalated Credit”). *****

4.2	*****

4.3	*****

4.4	*****

4.5	Upon delivery of each Aircraft, IAE will, as of the respective dates of delivery of each of the Aircraft delivered to Spirit, calculate the difference (if any) between:

(a)	The Deemed Shipset Price (as defined below) escalated in accordance with Section 4.1 above; minus

(b)	The Deemed Shipset Price escalated in accordance with Section 4.1 above and capped in accordance with Section 5.2 above.
IAE will adjust the amount of the FIA Credit due and payable to Spirit for each such Aircraft by such difference. For the purposes of administering this provision, the “Deemed Shipset Price” is as follows:

Aircraft Type	Deemed Shipset Price (Jan-12 US$)
A319 (V2524-A5)	*****
A320 (V2527-A5)	*****
A321 (V2533-A5)	*****

4.6
IAE agrees that the credits provided to herein Spirit shall not expire provided that: (i) the New Fleet Contract remains in full force and effect, (ii) the credits have not been applied to overdue amounts arising under the New Fleet Contract or the New Fleet FHA under rights of set off and (iii) Spirit continues to operate at least one (1) Aircraft.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

5.	Aircraft Type *****

5.1
The financial support described in this Side Letter No.1 is predicated upon delivery to Spirit of the specific quantities and models of Aircraft and Spare Engines as listed in the delivery schedule set forth as Exhibit B-1 of the New Fleet Contract, as the same may be modified from time to time.

5.2	*****

5.3	*****

6.	*****

7.	*****

8.	*****

8.1	Clause 6.3 of the New Fleet Contract, *****, is deleted in its entirety and replaced with the following:

“6.3	*****

6.3.1.	*****

6.3.2.	*****

6.3.3	*****

6.3.4	*****

6.3.5	*****

6.19.1
6.3.2    For the avoidance of doubt, IAE’s rights under this paragraph are in addition to all other rights and remedies IAE may have available under this New Fleet Contract or under law with regard to any failure to take delivery of the Firm Items in accordance with the schedules described in to the Contract, as amended, supplemented or modified from time to time.

6.3.3
IAE shall have the right to set off credits from time to time made available by IAE under the New Fleet Contract either directly to Spirit or via Airbus or its subsidiaries and affiliates, in respect of the failure by Spirit, after any applicable grace period, to cure any payment default which is continuing under (i) the New Fleet Contract or *****, or (iii) the Fleet Hour Agreement.”

9.	*****

10.	*****

11.	Thrust Rating Flexibility

11.1	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

11.2	*****

11.3
The thrust flexibility as provided under this Section 11.3 is personal to Spirit and may not be transferred or assigned by Spirit. Prior to selling, transferring or otherwise disposing (including lease return) of any V2500 Engine, other than a sale leaseback transaction following which Spirit continues to operate the Engine, Spirit shall revert such Engine to the thrust rating at which IAE, originally delivered the Engine (the “Original Thrust Rating”) through the removal of the multi-rated data plate and the replacement of the original single rated plate.

11.4
If Spirit sells, transfers or otherwise disposes of any V2500 Engine (other than a sale leaseback or similar transaction following which Spirit continues to operate the V2500 Engine) without restoring such Engine to its Original Thrust Rating and returning any multi-rated data plate to IAE. Spirit shall pay to IAE *****.

11.5	IAE and Spirit agree to make reasonable adjustments to the Existing Fleet FHA to account for the V2500 Engine thrust flexibility set forth in this Section 11.

12.	Customer Support

12.1	Training
IAE agrees to provide Spirit training credits equivalent to ***** student training days made available ***** prior to the induction of the first Aircraft into Spirit’s fleet. In addition, IAE agrees to provide an additional ***** student training days per Aircraft delivered.
All student training days may be available at IAE’s designated customer training facility.

12.2	Technical Publications
IAE will provide free of charge to Spirit technical publications necessary to operate and/or maintain the Engines. Such technical publications will be updated regularly to include all revisions of the technical publications.

12.3	Customer Support Manager
IAE will assign a Customer Support Manager for Spirit who will coordinate the business and technical services needed to support such Spirit’s Engines.
The Customer Support Manager, based at IAE’s headquarters, provides a direct liaison between the Spirit’s Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to Spirit is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for Spirit.
The Customer Support Manager provides the following specific services to the airline customer:

(a)	Readiness Program and planning prior to EIS;

(b)	Technical recommendations and information;

(c)	Engine Maintenance Management Plans;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

(d)	Refurbishment, Modification and Conversion program planning assistance;

(e)	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups; and

(f)	Assist with critical engine warranty/service policy claims.

12.4	Customer Support Representative
Customer Support Representatives are fully trained on all facets of Engine line maintenance are stationed around the world to assist operators with the introduction of the Engine into their fleets. OEM will assign a Customer Support Representative in Spirit’s area of operation to assist Spirit in preparing for Engine operation.
The Customer Support Representative will provide the following services to Spirit:

(a)	24 Hour Support;

(b)	Maintenance Action Recommendations;

(c)	Daily Reporting on Engine Technical Situations;

(d)	On-The-Job Training;

(e)	Service Policy Preparation Assistance; and

(f)	Prompt Communication with OEM
IAE will place a dedicated Customer Support Representative at one of Spirit’s Main Bases for a period of ***** beginning ***** prior to the delivery of Spirit’s first Aircraft, subject to Spirit providing such Customer Support Representative with reasonable, secure office accommodation including furniture and office equipment, access to telephone, facsimile and secretarial services as would be customarily provided to other Spirit employees at no additional charge.
The Customer Support Representative will provide on-site technical support for Engines at Spirit’s line stations, upon Spirit’s reasonable request, on an as-required basis to be determined by IAE. Spirit agrees to provide free of charge airfare from Spirit’s Main Base to any such line station as well as a reasonable allowance for per diem and hotel expenses.

13.	Assignment

13.1	Clause 6.7 of the New Fleet Contract, Assignment, is deleted in its entirety and replaced with the following:

“6.7.1
Except as otherwise agreed herein, Spirit may not assign in whole or part any of its rights or obligations under the New Fleet Contract without the written consent of IAE (such consent not to be unreasonably withheld).

6.7.2	*****

6.7.3	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

6.7.4	*****

6.7.5	*****

6.7.6
IAE may, without recourse, assign its rights and/or delegate its obligations under this Agreement to any subsidiary or affiliate of IAE or United Technologies Corporation, or in connection with a merger, consolidation, reorganization, or voluntary sale or transfer of its assets; provided that such assignee/delegate is: (i) solvent at the time of such transfer and (ii) authorized by the applicable regulatory authorities, as necessary, to perform or procure the performance of all obligations being delegated/assigned; and (iii) able, in IAE’s sole, reasonable discretion, to make all payments required by IAE to be made to Spirit under the New Fleet Contract.”

14.	Miscellaneous

14.1	Entire Agreement; Conflicts
This Side Letter No. 1, the New Fleet Contract and the New Engine Fleet FHA constitute the sole and entire agreement between Spirit and IAE in relation to the matters set forth herein and shall supersede all previous agreements between Spirit and IAE, both oral and in writing, as of the date hereof. In the event of any conflict between the New Fleet Contract and this Side Letter No. 1, the terms of this Side Letter No. 1 shall control and the New Fleet Contract will be deemed as modified accordingly.

14.2	Amendment
This Side Letter No. 1 shall not be amended, changed or modified in any way other than by agreement in writing, signed by Spirit and IAE, which is expressly stated to amend this Side Letter No. 1.

14.3	Proprietary Information
This Side Letter No. 1 shall be subject to the non-disclosure and non-use provisions of the New Fleet Contract.

14.4	Governing Law

This Side Letter No. 1 shall be subject to the governing law and forum provisions of the New Fleet Contract.

14.5	Counterparts

This Side Letter No. 1 may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, when taken together, shall constitute one and the same document. Execution and delivery of this Side Letter No. 1 by exchange of facsimile copies or electronic mail bearing the signatures of the parties shall constitute a valid and binding execution and delivery of this Side Letter No. 1 by the parties.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

Except as expressly amended by this Side Letter No. 1, all provisions of the New Fleet Contract remain in full force and effect.

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Edward Christie
Name:	Rick Deurloo	Name:	Edward Christie
Title:	SVP Sales	Title:	SVP & CFO
Date:	10/2/13	Date:	10/1/13

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

400 Main Street, M/S 121-10
East Hartford, CT 06108 USA

October 1, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

SUBJECT:	SIDE LETTER NO. 2 TO THE V2500-A5 GENERAL TERMS OF SALE BETWEEN IAE INTERNATIONAL AERO ENGINES AG AND SPIRIT AIRLINES, INC., DATED OCTOBER 1, 2013

Gentlemen:

We refer to the V2500-A5 General Terms of Sale dated October 1, 2013 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such agreement being hereinafter referred to as the “New Fleet Contract”, and the V2500-A5 Fleet Hour Agreement dated October 1, 2013 between IAE and Spirit, as amended from time to time (the “New Engine Fleet FHA”). Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 2 (“Side Letter No. 2”) shall have the same meaning given to them in the Contract.
WHEREAS:

A.
Spirit has entered into a purchase agreement with Airbus to acquire fifteen (15) new A321 aircraft powered by new V2500-A5 engines (the “Incremental Aircraft”), incremental to the thirty (30) A320 aircraft powered by new V2500-A5 engines that Spirit ordered under the New Fleet Contract (the “Original Aircraft”); and

B.
To support the Incremental Aircraft, Spirit shall acquire, by purchase or lease from IAE, two (2) new V2533-A5 Spare Engines (the “Incremental Spare Engines”) that are incremental to the four (4) Firm Spare Engines that Spirit ordered under the New Fleet Contract (the “Original Spare Engines”); and

C.
The Parties desire to enter into an agreement on the Incremental Aircraft and the Incremental Spare Engines (if Spirit elects to purchase, rather than lease, the Incremental Spare Engines), on similar terms to those relating to the Original Aircraft and Original Spare Engines; and

D.
The Parties desire to amend, supplement or replace certain provisions of the New Fleet Contract and agree to the terms hereof pursuant to which IAE shall provide certain financial and technical assistance to Spirit in support of Spirit’s selection of the V2500 engine to power its Incremental Aircraft, and in support of the integration of the Aircraft into its fleet and pursuant to which certain provisions of the New Fleet Contract are amended, supplemented or replaced in accordance with the provisions hereof.

NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

1.	Definitions
The definition of Aircraft in Section 1.1 of the New Fleet Contract shall be deleted in its entirety and shall be replaced with the following:
“Aircraft” shall mean any one or all, as the context requires, of (i) the thirty (30) new Airbus A320 family aircraft powered by new Engines firmly ordered and being acquired by Spirit from Airbus for delivery as set forth in Exhibit B-1 to this Contract, as the same may be amended from time to time in accordance herewith, and (ii) the fifteen (15) new Airbus A321 aircraft powered by new Engines firmly ordered and being acquired by Spirit from Airbus for delivery as set forth in Exhibit B-1 to this Contract, as the same may be amended from time to time in accordance herewith.”
The definition of “Spare Engine” in Section 1.11 of the New Fleet Contract shall be deleted in its entirety and shall be replaced with the following:

“1.11	“Spare Engine” shall mean the Firm Spare Engines as defined in Section 2.2.1 and any additional new Spare Engines to be purchased in accordance with Section 2.2.2.”

2.	Fleet Introductory Assistance Credits
The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Fleet Introductory Assistance Credits as the Original Aircraft, as outlined in Section 1 of Side Letter 1 to the New Fleet Contact, dated October 1, 2013 (“Side Letter 1”).

3.	Credit and Engine Pricing Escalation
The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Credit and Engine Pricing Escalation as the Original Aircraft, as outlined in Section 4 of Side Letter 1 to the New Fleet Contact, dated October 1, 2013.

4.	Spare Engines
To support the Incremental Aircraft, Spirit shall acquire, by purchase or lease from IAE, two (2) Incremental Spare Engines, which are incremental to the Original Spare Engines. Spirit will decide whether to purchase or lease from IAE the two (2) Incremental Spare Engines,
Section 2.2 of the New Fleet Contract will be amended by inserting the following new section 2.2.2 and renumbering the original sections 2.2.2 and 2.2.3 as 2.2.3 and 2.2.4, respectively.

“2.2.2
Spirit, at its option, may also purchase up to two (2) additional new V2533-A5 Spare Engines (the “Option Spare Engines”) on firm order with IAE, provided that Spirit gives written notice to IAE at least ***** prior to the delivery date for each such Option Spare Engine as set forth in Exhibit B-2, as the same may be amended, supplemented and/or updated from time to time. IAE and Spirit shall promptly amend this Contract to revise Exhibit B-2 to reflect the firm order of Option Spare Engines from IAE.”

Insert the following paragraph as new Section 2.2.5 to the New Fleet Contract:
“2.2.5    *****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

5.	Enhanced Service Policy
The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Enhanced Service Policy as the Original Aircraft, as outlined in Section 7 of Side Letter 1 to the New Fleet Contract, dated October 1, 2013.

6.	Aircraft Cancellation, Credit Reimbursement and Right of Set-Off
The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Aircraft Cancellation, Credit Reimbursement and Right of Set-Off as the Original Aircraft, as outlined in Article 8 of Side Letter 1 to the New Fleet Contract, dated October 1, 2013.

7.	Engine Upgrades and Post Delivery Improvements
The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Engine Upgrades and Post Delivery Improvements as the Original Aircraft, as outlined in Article 9 of Side Letter 1 to the New Fleet Contract, dated October 1, 2013.

8.	*****

9.	Thrust Rating Flexibility

The Incremental Aircraft shall be purchased in accordance with, and the Parties shall be subject to, the same terms and conditions with respect to the Thrust Rating Flexibility as the Original Aircraft, as outlined in Article 9 of Side Letter 1 to the New Fleet Contract, dated October 1, 2013.

10.	New Fleet – Aircraft and Spare Engine Delivery Schedule
The Aircraft Delivery Schedule attached to the Contract as Exhibit B-1 is deleted in its entirety, and replaced with the Aircraft Delivery Schedule attached to this Side Letter 2 as Appendix 1.

11.	New Fleet – Spare Engine Delivery Schedule
The Spare Engine Delivery Schedule and Unit Base Price attached to the Contract as Exhibit B-2 is deleted in its entirety, and replaced with the new Exhibit B-2, attached to this Side Letter 2 as Appendix 2.

12.	Miscellaneous

12.1	Entire Agreement; Conflicts
This Side Letter No. 2, the Contract and the FHA constitute the sole and entire agreement between Spirit and IAE in relation to the matters set forth herein and shall supersede all previous agreements between Spirit and IAE, both oral and in writing, as of the date hereof. In the event of any conflict between the New Fleet Contract and this Side Letter No. 2, the terms of this Side Letter No. 2 shall control and the New Fleet Contract will be deemed as modified accordingly.

12.2	Amendment

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

This Side Letter No. 2 shall not be amended, changed or modified in any way other than by agreement in writing, signed by Spirit and IAE, which is expressly stated to amend this Side Letter No. 2.

12.3	Proprietary Information

This Side Letter No. 2 shall be subject to the non-disclosure and non-use provisions of the New Fleet Contract.

12.4	Governing Law

This Side Letter No. 2 shall be subject to the governing law and forum provisions of the New Fleet Contract.

12.5	Counterparts

This Side Letter No. 2 may be executed in one or more counterparts, each of which shall be deemed a duplicate original and all of which, when taken together, shall constitute one and the same document. Execution and delivery of this Side Letter No. 2 by exchange of facsimile copies or electronic mail bearing the signatures of the parties shall constitute a valid and binding execution and delivery of this Side Letter No. 2 by the parties.
Except as expressly amended by this Side Letter No. 2, all provisions of the New Fleet Contract remain in full force and effect.

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Edward Christie
Name:	Rick Deurloo	Name:	Edward Christie
Title:	SVP Sales	Title:	SVP & CFO
Date:	10/2/13	Date:	10/2/13

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

ATTACHMENT 1

“Exhibit B-2

Aircraft Delivery Schedule

Aircraft No.	Aircraft Model	Engine Model	Scheduled Delivery Date
1	*****	*****	*****
2	*****	*****	*****
3	*****	*****	*****
4	*****	*****	*****
5	*****	*****	*****
6	*****	*****	*****
7	*****	*****	*****
8	*****	*****	*****
9	*****	*****	*****
10	*****	*****	*****
11	*****	*****	*****
12	*****	*****	*****
13	*****	*****	*****
14	*****	*****	*****
15	*****	*****	*****
16	*****	*****	*****
17	*****	*****	*****
18	*****	*****	*****
19	*****	*****	*****
20	*****	*****	*****
21	*****	*****	*****
22	*****	*****	*****
23	*****	*****	*****
24	*****	*****	*****
25	*****	*****	*****
26	*****	*****	*****
27	*****	*****	*****
28	*****	*****	*****
29	*****	*****	*****
30	*****	*****	*****
31	*****	*****	*****
32	*****	*****	*****
33	*****	*****	*****
34	*****	*****	*****
35	*****	*****	*****
36	*****	*****	*****
37	*****	*****	*****
38	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

39	*****	*****	*****
40	*****	*****	*****
41	*****	*****	*****
42	*****	*****	*****
43	*****	*****	*****
44	*****	*****	*****
45	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.3

ATTACHMENT 2

“Exhibit B-2
Spare Engine Delivery Schedule

Firm Spare Engines
Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
2	1	*****	*****
3	1	*****	*****
4	1	*****	*****

Option Spare Engines
Option Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
1	1	*****	*****

The unit base price for Spare Engines shall be as follows and escalated in accordance with the escalation formula contained in Exhibit B-3 to this Contract.

Engine Model	Unit Base Price (Jan-12 US$)
V2524-A5	*****
V2527-A5	*****
V2533-A5	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.